SETTLEMENT AGREEMENT AND MUTUAL GENERAL RELEASE

This Settlement Agreement and Mutual General Release (Agreement) is entered into on March 24, 2011 by Jon Fullenkamp, an individual (Fullenkamp), and Xploration, Inc., a corporation (Xploration), on the one hand; and Victory Energy Corporation, a Nevada corporation (Victory), James Capital Energy, LLC, an Alaska limited liability company (JCE); James Capital Consulting, LLC, an Alaska limited liability company (JCC), James Capital, LLC, an Alaska limited liability company (JC), Aurora Energy Partners, a Texas general partnership (Aurora), Zamber Energy Investments, LLC (ZEI), International Vision Quest, a private foundation (IVQ), Miranda & Associates, a corporation (M&A), Ronald Zamber, an individual (Zamber), Robert Miranda, an individual (Miranda), Richard May, an individual (May), and Tom Konz, an individual (Konz), on the other hand. At times, the parties may be referred to as Party or Parties.

RECITALS

WHEREAS, Fullenkamp served as the CEO of Victory from 2005 through April 28, 2009, and during that time period acquired 16,144,563 shares of Victory common stock, 400,000 warrants for Victory common stock, and 2,000,000 shares of Victory preferred stock.

WHEREAS, on April 28, 2009, Fullenkamp resigned from all positions at Victory, and on May 15, 2009, Fullenkamp and Victory entered into a Separation Agreement (the Separation Agreement).

WHEREAS, on November 25, 2009, Fullenkamp filed a civil complaint in the Orange County Superior Court, Case No. 30-2009-00323777, naming as defendants Victory, JCE, JCC, Zamber, Miranda, May, Konz and DOES 1-200, and alleging causes of action for fraud, negligent misrepresentation, breach of contract, tortious interference with contract, interference with contract, slander, libel and permanent injunction (the Orange County Action).

WHEREAS, Fullenkamp amended his civil complaint in the Orange County Action on three separate occasions, with the Third Amended Complaint being the current operative pleading.

WHEREAS, on January 19, 2010, Victory and JCE filed a civil complaint in the District Court of Midland County, Texas, Case No. CV-47230, naming as defendants Jim Dial, 1st Texas Natural Gas Company, Inc., Universal Energy Resources, Inc., Jon Fullenkamp, Ozona Natural Gas Company, LLC, Grifco International, Inc. and

Precision Drilling & Exploration, Inc., and alleging counts for common law and statutory fraud (Count 1), fraudulent inducement and negligent misrepresentation (Count 2), violation of the Texas Securities Act (Count 3), breach of contract (Count 4), breach of fiduciary duty (Counts 5 and 6), unjust enrichment / constructive trust (Count 7), violation of the Texas Oil and Gas Proceeds Payment Act (Count 8), accounting (Count 9), negligence and gross negligence (Count 10), civil conspiracy (Count 11), aiding and abetting breach of fiduciary duty (Count 12), declaratory judgment (Count 13), and application for injunctive relief (Count 14) (the Texas Action).

WHEREAS, on December 9, 2010, a Judgment was entered in the Texas Action against Jim Dial, 1st Texas Natural Gas Company, Inc., Universal Energy Resources, Inc., Grifco International, Inc., and Precision Drilling & Exploration, Inc. for a total of $17,183,987.08. No judgment was entered against Fullenkamp in the Texas Action.

WHEREAS, Victory and JCE have informed Fullenkamp that they intend to dismiss the Texas Action against him, and file a cross-complaint against him in the Orange County Action.

NOW THEREFORE, the Parties desire to end any and all litigation between them (including, but not limited to, the Orange County Action and the Texas Action) without further time and expense, as stated herein:

AGREEMENT

1. **Transfer of Victory Common Stock**. Within 15 days of the effective date of this Agreement (i.e., by April 8, 2011), Fullenkamp shall deliver to Michaels Law Group, APLC, for the benefit of JCE, the original stock certificates representing his 16,144,563 shares of Victory common stock, together with a signed Stock Power that is medallion guaranteed by a financial institution. Michaels Law Group, APLC agrees to hold such shares **in trust** until the funding schedule identified in Paragraph 3, below, is complete. Fullenkamp agrees to take all further action necessary to effectuate the transfer of the shares on the books of Victory, including, without limitation, providing any consents, approvals or letters of instruction to Victory's transfer agent. Victory and its counsel shall take all reasonable action necessary to effectuate the transfer of the shares on the books of Victory, including, without limitation, assisting in providing instructions necessary for the medallion requirement. In the event the transfer is delayed by reason outside Fullenkamp's control, Fullenkamp's counsel shall immediately notify Michaels Law Group and all parties shall thereafter cooperate to effectuate the transfer.

2. **Transfer of Victory Preferred Stock and Warrants**. Within 15 days of the effective date of this Agreement (i.e., by April 8, 2011), Fullenkamp shall deliver to Michaels Law Group, APLC, for the benefit of Victory, the original stock certificates representing his 2,000,000 shares of Victory preferred stock, together with a signed Stock Power that is medallion guaranteed by a financial institution. Within this same time period, Fullenkamp shall deliver to Michaels Law Group, APLC, for the benefit of Victory, the original 400,000 warrants for Victory common stock, together with an appropriate assignment instrument signed by Fullenkamp, which effectively conveys the warrants and all of the rights thereunder to Victory or its designee (if such warrants are in paper form; otherwise Fullenkamp's rights to such warrants are expressly extinguished by this Agreement). Michaels Law Group, APLC agrees to hold such shares and warrants **in trust** until the funding schedule identified in Paragraph 3, below, is complete. Fullenkamp agrees to take all further action necessary to effectuate the transfer of the shares on the books of Victory, including, without limitation, providing any consents, approvals or letters of instruction to Victory's transfer agent. Victory and its counsel shall take all reasonable action necessary to effectuate the transfer of the shares on the books of Victory, including, without limitation, assisting in providing instructions necessary for the medallion requirement. In the event the transfer is delayed by reason outside Fullenkamp's control, Fullenkamp's counsel shall immediately notify Michaels Law Group and all parties shall thereafter cooperate to effectuate the transfer.

3. **Payment to Fullenkamp**. Contemporaneously with the execution of this Agreement, Victory shall deliver to Fullenkamp's counsel three checks made payable to the "Callari & Summers Client Trust Account," in the amount of $10,000 each, and payable on April 2, 2011, May 2, 2011, and June 1, 2011, for a total of $30,000.00.

4. **Cancellation of Separation Agreement**. Contemporaneously with the execution of this Agreement, Victory and Fullenkamp hereby cancel the Separation Agreement in its entirety, and both Victory and Fullenkamp hereby waive any and all rights they have thereunder.

5. **Dismissal of the Texas Action Against Fullenkamp**. Within 10 days of the effective date of this Agreement, Victory and JCE shall file a Request for Dismissal with the District Court of Midland County, Texas, dismissing the Texas Action against Fullenkamp only, with prejudice.

6. **Fullenkamp's Attendance at Deposition**. On a date and time mutually agreed to by the Parties, but within 70 days of the effective date of this

Agreement, Fullenkamp shall personally appear at Michaels Law Group, APLC for the purposes of testifying at his deposition under oath about the events that occurred at the Adams-Baggett Ranch, as outlined in the draft cross-complaint that was sent to Fullenkamp's counsel on March 14, 2011. Victory will pay for the actual legal expenses that Fullenkamp incurs in preparing for and attending such deposition, up to a maximum of $5,000.00, and such deposition shall not last more than 10 hours (from start to finish, including breaks) and shall not be videotaped or audiotaped. As of the effective date of this Agreement, Fullenkamp is not available between April 25 and May 2, 2011 or between May 6 and May 16, 2011. At least 5 days before the date of the deposition, Victory shall pay $5,000.00 to "Callari & Summers Client Trust Account." Andrew Callari (and Callari & Summers) shall hold such check **in trust** (in the Client Trust Account) until after the completion of the deposition. Mr. Callari shall bring a blank Client Trust Account check to the deposition and, at the conclusion of the deposition, shall return to Victory any portion of the $5,000.00 not actually incurred for preparation of Fullenkamp or representing Fullenkamp at the deposition.

7. **Dismissal of the Orange County Action / Notice of Settlement**. Within 5 days of the effective date of this Agreement, Fullenkamp shall file a Notice of Settlement of the entire action in the Orange County Action, noting that the settlement is "conditional" and its terms will not be completed until June 15, 2011. Within 10 days of the effective date of this Agreement, Fullenkamp shall deliver to Michaels Law Group, APLC an original executed Request for Dismissal, dismissing the entire Orange County Action, with prejudice. The Parties agree that this Agreement shall be subject to California Code of Civil Procedure § 664.6. Michaels Law Group, APLC will hold the Request for Dismissal **in trust** until all of the obligations contained in this Agreement are fulfilled, after which point the Dismissal will be filed with the Orange County Superior Court. Michaels Law Group shall notify Callari & Summers (by e-mail) at least two business days before it files the Request for Dismissal.

8. **General Release in Favor of Fullenkamp and Xploration**. Except for the right to full performance of this Agreement, Victory, JCE, JCC, JC, Aurora, ZEI, IVQ, M&A , Zamber, Miranda, May and Konz now and forever release and discharge Xploration and Fullenkamp, and Fullenkamp's counsel, current, former spouses and children from any and all past, present, or future claims, demands, agreements, obligations, or causes of action, whether based on tort, contract, or other theories of recovery, which they now have or which may later accrue to or be acquired by them against Xploration or Fullenkamp, or Fullenkamp's counsel, current, former spouses and children, and any of their successors in interest, heirs or assigns, arising from, or in any way relating to, the matters described in the Recitals above, including, but not limited to, the Separation Agreement, the Orange County Action and the Texas

Action. Nothing in this release is intended to discharge rights of indemnity or contribution that the releasing parties (i.e., Victory, JCE, JCC, JC, Aurora, ZEI, IVQ, M&A, Zamber, Miranda, May and Konz) may have against Fullenkamp or Xploration for future actions brought against Victory, JCE, JCC, JC, Aurora, ZEI, IVQ, M&A, Zamber, Miranda, May and/or Konz by independent third parties. Furthermore, if any person who is not a signatory to this Agreement files a lawsuit or any legal proceeding against Victory, JCE, JCC, JC, Aurora, ZEI, IVQ, M&A, Zamber, Miranda, May and Konz, the release of that specific person shall be immediately null and void, and the releasing party will retain all rights, claims and causes of action, in law or in equity, against such specific person.

9. **No Release As to Dial, 1st Texas, Universal Energy, Grifco, Precision Drilling, Ozona, Remuda, Taylor Drilling or Ronnie Taylor**. Nothing contained herein shall be interpreted as Victory, JCE, JCC, JC, Aurora, ZEI, IVQ, M&A, Zamber, Miranda, May or Konz releasing any claims, demands, agreements, obligations, causes of action or judgments which they now have or which may later accrue to or be acquired by them against Jim Dial, 1st Texas Natural Gas Company, Inc., Universal Energy Resources, Inc., Grifco International, Inc., Precision Drilling & Exploration, Inc., Ozona Natural Gas Company, Remuda Operating Company, Taylor Drilling or Ronnie Taylor.

10. **General Release in Favor of Victory, JCE, JCC, JC, Aurora, ZEI, IVQ, M&A, Zamber, Miranda, May and Konz**. Except for the right to full performance of this Agreement, Fullenkamp and Xploration now and forever release and discharge Victory, JCE, JCC, JC, Aurora, ZEI, IVQ, M&A, Zamber, Miranda, May and Konz and their agents, attorneys, advisors, investors, clients, employees, representatives, consultants, partners, independent contractors and affiliates from any and all past, present, or future claims, demands, agreements, obligations, or causes of action, whether based on tort, contract, or other theories of recovery, which they now have or which may later accrue to or be acquired by them against Victory, JCE, JCC, JC, Aurora, ZEI, IVQ, M&A, Zamber, Miranda, May and Konz, and any of their successors in interest, heirs or assigns, arising from, or in any way relating to, the matters described in the Recitals above, including, but not limited to, the Separation Agreement, the Orange County Action and the Texas Action. Nothing in this release is intended to discharge rights of indemnity or contribution that the releasing parties (i.e., Fullenkamp and Xploration) may have against Victory, JCE, JCC, JC, Aurora, ZEI, IVQ, M&A, Zamber, Miranda, May and Konz for future actions brought against Fullenkamp and/or Xploration by independent third parties. Furthermore, if any person who is not a signatory to this Agreement files a lawsuit or any legal proceeding against Fullenkamp and/or Xploration, the release of that specific person shall be immediately null and void, and the releasing

party will retain all rights, claims and causes of action, in law or in equity, against such specific person.

11. **Section 1542 Waiver**. Fullenkamp and Xploration, on the one hand, and Victory, JCE, JCC, JC, Aurora, ZEI, IVQ, M&A, Zamber, Miranda, May and Konz, on the other, certify that they have read the following provisions of California Civil Code § 1542:

> "A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor."

Each of the Parties waive the application of California Civil Code § 1542. The Parties understand and acknowledge that the significance and consequence of this waiver of California Civil Code § 1542 is that even if they should eventually suffer additional damages arising out of the claims released herein, they will not be able to make any claim for those damages. Furthermore, the Parties acknowledge that they consciously intend these consequences even as to claims that they do not know exist, and that, if known, would materially affect their decision to execute this Agreement, regardless of whether his lack of knowledge is the result of ignorance, oversight, error, negligence, or any other cause.

12. **Agreement Not To Be Construed As An Admission**. This Agreement is entered into by the Parties solely for the purpose of compromising and settling the matters in dispute. It does not constitute, nor shall it be construed to constitute, an admission of any liability or responsibility by any of the Parties.

13. **Integration**. This Agreement contains the entire understanding between the Parties concerning the settlement of this dispute. Any and all prior negotiations that are not contained in this Agreement are superseded and of no force and effect. This Agreement may be modified or amended only by a written agreement executed by all Parties.

14. **Headings**. All section headings contained in this Agreement are for convenience of reference only, do not form a part of this Agreement, and shall not in any way affect the meaning or interpretation of this Agreement.

15. **Authority**. The undersigned individuals execute this Agreement on behalf of the respective parties and represent that they are authorized to enter into and execute this Agreement on behalf of such Parties.

16. **Counterparts**. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

17. **Facsimile or Scanned Signatures**. This Agreement may be brought into effect by facsimile or scanned signatures, and facsimile or scanned signatures shall be considered as though they are originals.

18. **Further Assurances**. The Parties agree to execute all instruments and documents of further assurance and will do any and all such acts as may be reasonably required to carry out their obligations and to consummate the transactions contemplated by this Agreement.

19. **Binding Effect**. This Agreement is binding upon and shall inure to the benefit of the Parties and each of the Parties' respective successors, predecessors, assigns, heirs, personal representatives, and affiliates, without time limitation.

20. **No Implied Waiver**. No action or failure to act shall constitute a waiver of any right or duty afforded under this Agreement, nor shall any action or failure to act constitute an approval of, or acquiescence in, any breach, except as may be specifically agreed in writing. Waiver of any one provision herein shall not be deemed to be a waiver of any other provision herein.

21. **Governing Law**. This Agreement shall be interpreted, enforced, and governed in accordance with the laws of the State of California. By signing this Agreement, each Party hereby agrees and submits to the exclusive jurisdiction of the courts in Orange County, California.

22. **Interpretation**. In the event of any ambiguity in or dispute regarding the interpretation of this Agreement, the interpretation will not be resolved by any rule of interpretation providing for interpretation against the Party who causes the uncertainty to exist or against the draftsman.

23. **Severability**. In the event that any provision of this Agreement is deemed invalid, illegal, or unenforceable all other provisions of the Agreement that are

not affected by such invalidity, illegality or unenforceability shall remain in full force and effect.

24. **Attorneys' Fees**. If any legal action or other proceeding is brought to enforce the provisions of this Agreement, the prevailing Party shall be entitled to recover its reasonable attorneys' fees and other costs incurred in the action or proceeding, in addition to any other relief which the prevailing Party may be entitled.

25. **Time Is of the Essence.** All times stated herein are of the essence.

26. **No Oral Modification.** All modifications to this Agreement must be in writing, signed by all parties.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the day and year set forth above.

Jon Fullenkamp

By: ________________________
Jon Fullenkamp

Xploration, Inc.
a corporation

By: ________________________
Jon Fullenkamp, CEO

James Capital Energy, LLC
an Alaska limited liability company

By: ________________________
Ronald Zamber, Managing Member

James Capital Consulting, LLC
an Alaska limited liability company

By: ________________________
Ronald Zamber, Managing Member

James Capital, LLC
an Alaska limited liability company

By: ________________________
Ronald Zamber, Managing Member

Aurora Energy Partners
A Texas general partnership

By: ________________________
Robert Miranda, Authorized Agent

Victory Energy Corporation **a Nevada corporation**	**International Vision Quest** **a private foundation**
By: ______________________ Robert Miranda, CEO	By: ______________________ Ronald Zamber, Managing Member
Zamber Energy Investments, LLC **an Alaska limited liability company**	**Ronald Zamber**
By: ______________________ Ronald Zamber, Managing Member	By: ______________________ Ronald Zamber
Robert Miranda	**Richard May**
By: ______________________ Robert Miranda	By: ______________________ Richard May
Tom Konz	**Miranda & Associates** a corporation
By: ______________________ Tom Konz	By: ______________________ Robert Miranda, CEO

APPROVED AS TO FORM AND AS TO ATTORNEY REPRESENTATIONS AND OBLIGATIONS ONLY:

CALLARI & SUMMERS	**MICHAELS LAW GROUP, APLC**
By: ______________________ Andrew Callari, Esq.	By: ______________________ Jonathan Michaels, Esq.

not affected by such invalidity, illegality or unenforceability shall remain in full force and effect.

24. **Attorneys' Fees**. If any legal action or other proceeding is brought to enforce the provisions of this Agreement, the prevailing Party shall be entitled to recover its reasonable attorneys' fees and other costs incurred in the action or proceeding, in addition to any other relief which the prevailing Party may be entitled.

25. **Time Is of the Essence.** All times stated herein are of the essence.

26. **No Oral Modification.** All modifications to this Agreement must be in writing, signed by all parties.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the day and year set forth above.

Jon Fullenkamp

By: ______________________
Jon Fullenkamp

Xploration, Inc.
a corporation

By: ______________________
Jon Fullenkamp, CEO

James Capital Energy, LLC
an Alaska limited liability company

By: ______________________
Ronald Zamber, Managing Member

James Capital Consulting, LLC
an Alaska limited liability company

By: ______________________
Ronald Zamber, Managing Member

James Capital, LLC
an Alaska limited liability company

By: ______________________
Ronald Zamber, Managing Member

Aurora Energy Partners
A Texas general partnership

By: ______________________
Robert Miranda, Authorized Agent

not affected by such invalidity, illegality or unenforceability shall remain in full force and effect.

24. **Attorneys' Fees**. If any legal action or other proceeding is brought to enforce the provisions of this Agreement, the prevailing Party shall be entitled to recover its reasonable attorneys' fees and other costs incurred in the action or proceeding, in addition to any other relief which the prevailing Party may be entitled.

25. **Time Is of the Essence.** All times stated herein are of the essence.

26. **No Oral Modification.** All modifications to this Agreement must be in writing, signed by all parties.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the day and year set forth above.

Jon Fullenkamp

By: ______________________
Jon Fullenkamp

Xploration, Inc.
a corporation

By: ______________________
Jon Fullenkamp, CEO

James Capital Energy, LLC
an Alaska limited liability company

By: [signature]
Ronald Zamber, Managing Member

James Capital Consulting, LLC
an Alaska limited liability company

By: [signature]
Ronald Zamber, Managing Member

James Capital, LLC
an Alaska limited liability company

By: [signature]
Ronald Zamber, Managing Member

Aurora Energy Partners
A Texas general partnership

By: ______________________
Robert Miranda, Authorized Agent

not affected by such invalidity, illegality or unenforceability shall remain in full force and effect.

24. **Attorneys' Fees**. If any legal action or other proceeding is brought to enforce the provisions of this Agreement, the prevailing Party shall be entitled to recover its reasonable attorneys' fees and other costs incurred in the action or proceeding, in addition to any other relief which the prevailing Party may be entitled.

25. **Time Is of the Essence.** All times stated herein are of the essence.

26. **No Oral Modification.** All modifications to this Agreement must be in writing, signed by all parties.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the day and year set forth above.

Jon Fullenkamp

By: ______________________
Jon Fullenkamp

Xploration, Inc.
a corporation

By: ______________________
Jon Fullenkamp, CEO

James Capital Energy, LLC
an Alaska limited liability company

By: ______________________
Ronald Zamber, Managing Member

James Capital Consulting, LLC
an Alaska limited liability company

By: ______________________
Ronald Zamber, Managing Member

James Capital, LLC
an Alaska limited liability company

By: ______________________
Ronald Zamber, Managing Member

Aurora Energy Partners
A Texas general partnership

By: Robert Miranda
Robert Miranda, Authorized Agent

	Victory Energy Corporation **a Nevada corporation**		**International Vision Quest** **a private foundation**
By:	Robert Miranda, CEO	By:	Ronald Zamber, Managing Member
	Zamber Energy Investments, LLC **an Alaska limited liability company**		**Ronald Zamber**
By:	Ronald Zamber, Managing Member	By:	Ronald Zamber
	Robert Miranda		**Richard May**
By:	Robert Miranda	By:	Richard May
	Tom Konz		**Miranda & Associates** a corporation
By:	Tom Konz	By:	Robert Miranda, CEO

APPROVED AS TO FORM AND AS TO ATTORNEY REPRESENTATIONS AND OBLIGATIONS ONLY:

	CALLARI & SUMMERS		**MICHAELS LAW GROUP, APLC**
By:	Andrew Callari, Esq.	By:	Jonathan Michaels, Esq.

Victory Energy Corporation
a Nevada corporation

By: ______________________
Robert Miranda, CEO

International Vision Quest
a private foundation

By: ______________________
Ronald Zamber, Managing Member

Zamber Energy Investments, LLC
an Alaska limited liability company

By: ______________________
Ronald Zamber, Managing Member

Ronald Zamber

By: ______________________
Ronald Zamber

Robert Miranda

By: ______________________
Robert Miranda

Richard May

By: ______________________
Richard May

Tom Konz

By: ______________________
Tom Konz

Miranda & Associates
a corporation

By: ______________________
Robert Miranda, CEO

APPROVED AS TO FORM AND AS TO ATTORNEY REPRESENTATIONS AND OBLIGATIONS ONLY:

CALLARI & SUMMERS

By: ______________________
Andrew Callari, Esq.

MICHAELS LAW GROUP, APLC

By: ______________________
Jonathan Michaels, Esq.

Victory Energy Corporation
a Nevada corporation

By: ______________________
Robert Miranda, CEO

International Vision Quest
a private foundation

By: ______________________
Ronald Zamber, Managing Member

Zamber Energy Investments, LLC
an Alaska limited liability company

By: ______________________
Ronald Zamber, Managing Member

Ronald Zamber

By: ______________________
Ronald Zamber

Robert Miranda

By: ______________________
Robert Miranda

Richard May

By: ______________________
Richard May

Tom Konz

By: ______________________
Tom Konz

Miranda & Associates
a corporation

By: ______________________
Robert Miranda, CEO

APPROVED AS TO FORM AND AS TO ATTORNEY REPRESENTATIONS AND OBLIGATIONS ONLY:

CALLARI & SUMMERS

By: ______________________
Andrew Callari, Esq.

MICHAELS LAW GROUP, APLC

By: ______________________
Jonathan Michaels, Esq.

Victory Energy Corporation
a Nevada corporation

By: ______________________
Robert Miranda, CEO

International Vision Quest
a private foundation

By: ______________________
Ronald Zamber, Managing Member

Zamber Energy Investments, LLC
an Alaska limited liability company

By: ______________________
Ronald Zamber, Managing Member

Ronald Zamber

By: ______________________
Ronald Zamber

Robert Miranda

By: ______________________
Robert Miranda

Richard May

By: ______________________
Richard May

Tom Konz

By: ______________________
Tom Konz

Miranda & Associates
a corporation

By: ______________________
Robert Miranda, CEO

APPROVED AS TO FORM AND AS TO ATTORNEY REPRESENTATIONS AND OBLIGATIONS ONLY:

CALLARI & SUMMERS

By: ______________________
Andrew Callari, Esq.

MICHAELS LAW GROUP, APLC

By: ______________________
Jonathan Michaels, Esq.

	Victory Energy Corporation **a Nevada corporation**		**International Vision Quest** **a private foundation**
By:	______________________ Robert Miranda, CEO	By:	______________________ Ronald Zamber, Managing Member
	Zamber Energy Investments, LLC **an Alaska limited liability company**		**Ronald Zamber**
By:	______________________ Ronald Zamber, Managing Member	By:	______________________ Ronald Zamber
	Robert Miranda		**Richard May**
By:	______________________ Robert Miranda	By:	______________________ Richard May
	Tom Konz		**Miranda & Associates** a corporation
By:	______________________ Tom Konz	By:	______________________ Robert Miranda, CEO

APPROVED AS TO FORM AND AS TO ATTORNEY REPRESENTATIONS AND OBLIGATIONS ONLY:

	CALLARI & SUMMERS		**MICHAELS LAW GROUP, APLC**
By:	[signature] Andrew Callari, Esq.	By:	[signature] Jonathan Michaels, Esq.